UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: March 31, 2016

Date of reporting period: March 31, 2016

Item 1. Reports to Stockholders.

Port Street Quality Growth Fund

Institutional Class Shares — PSQGX

Annual Report

www.portstreetinvest.com	March 31, 2016

PORT STREET QUALITY GROWTH FUND

Dear Shareholders,

March 31, 2016, marked the end of Port Street Quality Growth Fund’s (the Fund) first twenty-four months of stewardship. Thank you for the opportunity to report on the Fund’s strategy, and performance for the year ended March 31, 2016, and outlook going forward.

Strategy

The Fund’s approach to investing focuses on those companies that can be purchased at market prices below their fair value with a record of consistent, above average profit growth, strong balance sheets, sustainable competitive advantages, and capable management. The source of such growth has been persistently above average profitability, which, when combined with a sensible policy relating to the payout of such profits and intelligent re-investment, resulted in the compounding of retained earnings and long-term growth. The Fund’s investment strategy is designed to grow purchasing power in excess of inflation and outperform the general market over time while seeking to mitigate losses during periods of economic adversity.

Performance

For the year ending March 31, 2016, the Fund returned 3.65% while the S&P 500 Index returned 1.78% and the Russell 1000 Growth Index was up 2.52%.

As expected, the Fund out performed its benchmarks due to significant market volatility. Major contributors to outperformance were the overweight positions in Consumer Staples and Information Technology. Specifically, the positive returns in the stocks of CH Robinson Worldwide, Microsoft Corporation, and Sysco Corporation helped performance. Also, the Fund’s large cash position helped to mitigate losses in the 3Q of 2015 but acted as a drag on performance during 4Q15 when valuations were stretched and it became harder to find great businesses priced at discounts sufficiently below their intrinsic value. Leading detractors to performance were Walmart, Apple, & Varian Medical Systems. If volatility and downward pressure return, we believe our strategy has the ability to outperform the benchmarks. If stimulus driven bull market conditions occur without concurrent growth in corporate earnings, then in this environment we would anticipate that the Fund could under-perform.

Outlook

Central banks around the world continue to influence the direction of equity markets. As we have repeatedly seen, when the markets believed that additional stimulus was likely, it rallied. Conversely, when it feared that “the spigot” may stop, the markets sold off. As a result, investors continue to focus on central bank communications for clues. We know that picking a direction for the equity markets is anyone’s guess. However, as long as central bank stimulus continues amidst lackluster corporate earnings and ever rising share prices, volatility is all too likely. In our view, volatility is an ideal scenario for the Fund strategy. Finding great businesses with sustainable competitive advantages at what we feel are “margin of safety” justifiable discounts to their intrinsic value are the only reason it will deploy cash. As managers to the Fund, we know that the degree to which we can deploy cash in this manner is highly correlated to the degree to which we can compound

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PORT STREET QUALITY GROWTH FUND

money over time. When stock valuations are expensive, it becomes difficult for us to deploy cash into great businesses at “margin of safety” discounts. That said, we expect the stock market to exhibit higher volatility in the near term. The Federal Reserve Board is laying the groundwork to start increasing interest rates at an undetermined point in the near future while Gross Domestic Product (GDP) and corporate earnings growth have shown to be underwhelming. In summary, regardless of the direction of the market, we expect that the capital preservation bias underlying the Fund’s strategy should allow us to help preserve capital in down periods which should allow us to better compound capital over full market cycles.

Thank you for your confidence in our stewardship.

Graham Pierce	Doug Allison
CEO	President

Diversification does not assure a profit nor protect against loss in a declining market.

Opinions expressed are those of the Investment Manager and are subject to change, are not guaranteed and should not be considered investment advice.

Must be Preceded or Accompanied by a Prospectus

The S&P 500 Index is a stock market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ. It is not possible to invest directly in an index.

The Russell 1000 Growth Index is an unmanaged, capitalization-weighted index that measures the performance of those companies within the Russell 1000 Index (large-cap index) with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

Margin of safety is the difference between the intrinsic value of a stock and its market price.

Fund holdings and sector allocations are subject to change and should not be considered to be a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments in this report.

Mutual fund investing involves risk. Principal loss is possible. Investments in small-and mid-capitalization companies involve additional risks such as limited liquidity and greater volatility than large capitalization companies. Investments in foreign securities involve greater volatility; political, economic and currency risks; and differences in accounting methods. The Fund may have a relatively high concentration of assets in a single or smaller number of securities which can result in reduced diversification and greater volatility. The Fund will bear its share of expenses and the underlying risks of investments in ETFs and other investment companies. The market price of the shares of an ETF will fluctuate based on changes in the net asset value as well as changes in the supply and demand of its shares in the secondary market. It is also possible that an active secondary market of an ETF’s shares may not develop and market trading in the shares of the ETF may be halted under certain circumstances.

Port Street Quality Growth Fund is distributed by Quasar Distributors, LLC.

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PORT STREET QUALITY GROWTH FUND

Value of $10,000 Investment (Unaudited)

The chart assumes an initial investment of $10,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return % — As of March 31, 2016

	1 Year	Since Inception(1)
Port Street Quality Growth Fund	3.65%	4.87%
S&P 500 Index(2)	1.78%	7.12%
Russell 1000 Growth Index(3)	2.52%	9.09%

(1)	April 1, 2014.

(2)	The Standard & Poor’s 500 Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. It is not possible to directly invest in an index.

(3)	The Russell 1000 Growth Index is an unmanaged, capitalization-weighted index that measures the performance of those companies within the Russell 1000 Index (large-cap index) with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

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PORT STREET QUALITY GROWTH FUND

Expense Example (Unaudited)
March 31, 2016

As a shareholder of the Fund, you incur ongoing costs, including management fees; service fees; shareholder servicing fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2015 – March 31, 2016).

ACTUAL EXPENSES
For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	(10/1/2015)	(3/31/2016)	(10/1/2015 to 3/31/2016)
Institutional Class Actual(2)	$1,000.00	$1,071.80	$5.96
Institutional Class Hypothetical (5% annual return	$1,000.00	$1,019.25	$5.81
before expenses)

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.15% multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended March 31, 2016 of 7.18%.

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PORT STREET QUALITY GROWTH FUND

Allocation of Portfolio(1) (Unaudited)
As of March 31, 2016
(% of Net Assets)

Top Ten Equity Holdings(1) (Unaudited)
As of March 31, 2016
(% of Net Assets)

Oracle Corp.	4.1%
Apple, Inc.	4.1%
Microsoft Corp.	3.3%
Berkshire Hathaway, Inc., Class B	3.1%
Cisco Systems, Inc.	3.0%
Wal-Mart Stores, Inc.	3.0%
Varian Medical Systems, Inc.	3.0%
United Technologies Corp.	3.0%
C. H. Robinson Worldwide, Inc.	3.0%
Sysco Corp.	2.9%

(1) Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

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PORT STREET QUALITY GROWTH FUND

Schedule of Investments
March 31, 2016

	Shares	Value
COMMON STOCKS — 55.4%
Consumer Discretionary — 0.6%
Omnicom Group, Inc.	3,200	$266,336

Consumer Staples — 10.8%
Coca-Cola Co.	80	3,711
Colgate-Palmolive Co.	2,900	204,885
PepsiCo, Inc.	8,200	840,336
Procter & Gamble Co.	13,700	1,127,647
Sysco Corp.	27,100	1,266,383
Wal-Mart Stores, Inc.	19,400	1,328,706
		4,771,668
Financials — 3.1%
Berkshire Hathaway, Inc., Class B *	9,600	1,362,048

Health Care — 10.5%
Baxalta, Inc.	13,200	533,280
Baxter International, Inc.	12,000	492,960
Becton, Dickinson & Co.	3,500	531,370
Biogen, Inc. *	2,700	702,864
Medtronic	5,200	390,000
Novo Nordisk - ADR	12,100	655,699
Varian Medical Systems, Inc. *	16,600	1,328,332
		4,634,505
Industrials — 7.6%
C.H. Robinson Worldwide, Inc.	17,700	1,313,871
Expeditors International of Washington, Inc.	14,500	707,745
United Technologies Corp.	13,200	1,321,320
		3,342,936

See Notes to the Financial Statements

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PORT STREET QUALITY GROWTH FUND

Schedule of Investments – Continued
March 31, 2016

	Shares	Value
Information Technology — 22.8%
Accenture, Class A	9,500	$1,096,300
Alphabet, Inc., Class A *	950	724,755
Apple, Inc.	16,700	1,820,133
Cisco Systems, Inc.	47,000	1,338,090
Cognizant Technology Solutions Corp., Class A *	11,300	708,510
International Business Machines Corp.	4,800	726,960
Microsoft Corp.	26,500	1,463,595
Oracle Corp.	44,500	1,820,495
Total Systems Services, Inc.	7,000	333,060
		10,031,898
Total Common Stocks
(Cost $22,466,770)		24,409,391

SHORT-TERM INVESTMENT — 44.3%
Invesco Treasury Portfolio, Institutional Class, 0.23% ^(a)
(Cost $19,537,668)	19,537,668	19,537,668

Total Investments - 99.7%
(Cost $42,004,438)		43,947,059
Other Assets and Liabilities, Net — 0.3%		124,462
Total Net Assets — 100.0%		$44,071,521

*	Non-income producing security.
^	The rate shown is the annualized seven day effective yield as of March 31, 2016.
(a)	Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

See Notes to the Financial Statements

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PORT STREET QUALITY GROWTH FUND

Statement of Assets and Liabilities
March 31, 2016

ASSETS:
Investments, at value
(cost $42,004,438)	$43,947,059
Dividends & interest receivable	29,765
Receivable for capital shares sold	146,806
Prepaid expenses	17,845
Total assets	44,141,475

LIABILITIES:
Payable to investment adviser	21,026
Payable for fund administration & accounting fees	12,249
Payable for compliance fees	2,492
Payable for transfer agent fees & expenses	5,255
Payable for custody fees	1,024
Payable for trustee fees	3,031
Accrued shareholder service fees	2,577
Accrued other fees	22,300
Total liabilities	69,954

NET ASSETS	$44,071,521

NET ASSETS CONSIST OF:
Paid-in capital	$42,206,424
Accumulated undistributed net realized loss on investments	(77,524)
Net unrealized appreciation on investments	1,942,621
Net assets	$44,071,521

Net assets	$44,071,521
Shares issued and outstanding(1)	4,018,473
Net asset value, redemption price and offering price per share	$10.97

(1) Unlimited shares authorized without par value.

See Notes to the Financial Statements

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PORT STREET QUALITY GROWTH FUND

Statement of Operations
For the Year Ended March 31, 2016

INVESTMENT INCOME:
Dividend income	$336,670
Less: Foreign taxes withheld	(1,739)
Interest income	12,457
Total investment income	347,388

EXPENSES:
Investment adviser fees (See Note 4)	266,593
Fund administration & accounting fees (See Note 4)	72,870
Transfer agent fees & expenses (See Note 4)	30,861
Shareholder service fees (See Note 5)	30,355
Federal & state registration fees	23,862
Audit fees	16,132
Compliance fees (See Note 4)	15,429
Legal fees	12,229
Trustee fees	10,181
Other	7,475
Postage & printing fees	5,911
Custody fees (See Note 4)	5,032
Total expenses before waiver	496,930
Less: waiver from investment adviser (See Note 4)	(136,245)
Net expenses	360,685

NET INVESTMENT LOSS	(13,297)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments	(5,901)
Net change in unrealized appreciation on investments	1,564,774

Net realized and unrealized gain on investments	1,558,873

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,545,576

See Notes to the Financial Statements

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PORT STREET QUALITY GROWTH FUND

Statement of Changes In Net Assets

	Year Ended	Year Ended
	March 31, 2016	March 31, 2015
OPERATIONS:
Net investment income (loss)	$(13,297)	$3,904
Net realized gain (loss) on investments	(5,901)	27,256
Net change in unrealized appreciation on investments	1,564,774	377,847
Net increase in net assets resulting from operations	1,545,576	409,007

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	29,308,349	24,104,709
Proceeds from reinvestment of distributions	69,340	—
Payments for shares redeemed	(10,004,367)	(1,271,552)
Net increase in net assets resulting from
capital share transactions	19,373,322	22,833,157

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(3,987)	—
From net realized gains	(85,554)	—
Total distributions to shareholders	(89,541)	—

TOTAL INCREASE IN NET ASSETS	20,829,357	23,242,164

NET ASSETS:
Beginning of year	23,242,164	—
End of year (including accumulated undistributed
net investment income of $0 and
$3,959, respectively)	$44,071,521	$23,242,164

See Notes to the Financial Statements

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PORT STREET QUALITY GROWTH FUND

Financial Highlights

	Year Ended		Year Ended
For a Fund share outstanding throughout the year	March 31, 2016		March 31, 2015
PER SHARE DATA:
Net asset value, beginning of year	$10.61		$10.00
Investment operations:
Net investment income (loss)	(0.00	)(1)	0.00 (1)
Net realized and unrealized gain on investments	0.39		0.61
Total from investment operations	0.39		0.61
Less distributions from:
Net investment income	(0.00	)(1)	–
Net realized gains	(0.03)		–
Total distributions	(0.03)		–
Net asset value, end of year	$10.97		$10.61

TOTAL RETURN	3.65%		6.10%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in millions)	$44.1		$23.2
Ratio of expenses to average net assets:
Before expense reimbursement/waiver	1.59%		3.49%
After expense reimbursement/waiver	1.15%		1.15%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement/waiver	(0.48)%		(2.29)%
After expense reimbursement/waiver	(0.04)%		0.05%

Portfolio turnover rate	9%		13%

(1)	Amount per share is less than $0.005.

See Notes to the Financial Statements

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PORT STREET QUALITY GROWTH FUND

Notes To Financial Statements
March 31, 2016

1. ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Port Street Quality Growth Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is to seek total return. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The Fund commenced operations on April 1, 2014. The Fund currently offers an Institutional Class. Institutional Class shares are subject to a 0.10% shareholder servicing fee. The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation — All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes — The Fund complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of and during the year ended March 31, 2016, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the year ended March 31, 2016, the Fund did not have liabilities for any unrecognized tax benefits.

Security Transactions, Income and Distributions — The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net

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PORT STREET QUALITY GROWTH FUND

Notes To Financial Statements – Continued
March 31, 2016

assets, results of operations or net asset values per share of the Fund. For the year ended March 31, 2016, the Fund decreased accumulated undistributed net investment loss by $13,325 and increased accumulated undistributed net realized loss on investments by $13,325.

Expenses — Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are allocated evenly between funds of the Trust, or by other equitable means.

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 —	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Fund’s investments are carried at fair value.

Equity Securities — Securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

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PORT STREET QUALITY GROWTH FUND

Notes To Financial Statements – Continued
March 31, 2016

Mutual Funds — Investments in other mutual funds, including money market funds, are valued at their net asset value per share and are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share. The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board of Trustees regularly reviews reports of the Valuation Committee that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s securities as of March 31, 2016:

	Level 1	Level 2	Level 3	Total
Common Stocks	$24,409,391	$—	$—	$24,409,391
Short-Term Investment	19,537,668	—	—	19,537,668
Total Investments in Securities	$43,947,059	$—	$—	$43,947,059

Transfers between levels are recognized at the end of the reporting period. During the year ended March 31, 2016, the Fund recognized no transfers between levels. The Fund did not invest in any Level 3 investments during the period. Refer to the Schedule of Investments for further information on the classification of investments.

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.85% on the first $100 million of average daily net assets, 0.80% on the next $150 million of average daily net assets, 0.75% on the next $500 million of average daily net assets, and 0.70% on average daily net assets over $750 million.

The Adviser has engaged Saratoga Research & Investment Management (the “Sub-Adviser”) as the Sub-Adviser to the Fund. Subject to the supervision of the Adviser, the Sub-Adviser is primarily responsible for the day-to-day management of the Fund’s portfolio, including purchase, retention and sale of securities. Pursuant to a Sub-Advisory Agreement, the Adviser pays the Sub-Adviser, on a quarterly basis, a sub-advisory fee based on the Fund’s average daily net assets at month-end at an annual rate of 0.20% on the first $100 million of average daily net assets, 0.30% on the next $400 million, and 0.35% on average daily net assets over $500 million.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, leverage, interest, taxes, brokerage commissions and extraordinary expenses) for the

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PORT STREET QUALITY GROWTH FUND

Notes To Financial Statements – Continued
March 31, 2016

Fund do not exceed 1.15% of the average daily net assets. Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such reimbursement or reduction was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and/or reimbursement occurred and when fees and expenses are being recouped. The Operating Expense Limitation Agreement will be in effect through at least July 28, 2017. Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
3/31/2018	$181,104
3/31/2019	$136,245

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust and the Chief Compliance Officer are employees of the Administrator. A Trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, custody and chief compliance officer services for the year ended March 31, 2016, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator. A Trustee of the Trust is an interested person of the Distributor.

5. SHAREHOLDER SERVICING FEES

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Fund may pay a servicing fee at an annual rate of 0.10% of the average daily net assets of the Institutional Class. Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Fund. The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Fund and includes establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request. For the year ended March 31, 2016, the Fund incurred $30,355 in shareholder servicing fees under the Agreement.

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PORT STREET QUALITY GROWTH FUND

Notes To Financial Statements – Continued
March 31, 2016

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

	Year Ended	Year Ended
	March 31, 2016	March 31, 2015
Shares sold	2,770,172	2,314,134
Shares issued to holders in reinvestment of dividends	6,554	—
Shares redeemed	(949,782)	(122,605)
Net increase in shares outstanding	1,826,944	2,191,529

7. INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the year ended March 31, 2016, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	$12,476,616	$1,517,053

8. FEDERAL TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Fund and the total cost of securities for federal income tax purposes at March 31, 2016, were as follows:

Aggregate Gross	Aggregate Gross	Net	Federal Income
Appreciation	Depreciation	Appreciation	Tax Cost
$2,389,328	$(456,349)	$1,932,979	$42,014,080

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the differences in tax treatment of wash sales.

At March 31, 2016, components of accumulated earnings on a tax-basis were as follows:

Undistributed	Unrealized	Other	Total Accumulated
Ordinary Income	Appreciation	Accumulated Losses	Earnings
$ —	$1,932,979	$(67,882)	$1,865,097

As of March 31, 2016, the Fund did not have any capital loss carryovers. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended March 31, 2016, the Fund deferred, on a tax-basis, short-term post October losses of $32,503 and long-term post October losses of $35,379.

16

PORT STREET QUALITY GROWTH FUND

Notes To Financial Statements – Continued
March 31, 2016

The tax character of distributions paid during the year ended March 31, 2016, were as follows:

	Long Term
Ordinary Income*	Capital Gains	Total
$74,109	$15,432	$89,541

*For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income.

There were no distributions made by the Fund for the year ended March 31, 2015.

9. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2016, Charles Schwab & Co., Inc., for the benefit of its customers, owned 56.19% of the outstanding shares of the Fund.

17

PORT STREET QUALITY GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Port Street Quality Growth Fund and
Board of Trustees of Managed Portfolio Series

We have audited the statement of assets and liabilities, including the schedule of investments, of Port Street Quality Growth Fund (the “Fund”), a series of Managed Portfolio Series as of March 31, 2016, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Port Street Quality Growth Fund as of March 31, 2016, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
May 27, 2016

18

PORT STREET QUALITY GROWTH FUND

ADDITIONAL INFORMATION (UNAUDITED)
MARCH 31, 2016

APPROVAL OF INVESTMENT ADVISORY AGREEMENT
PORT STREET INVESTMENTS, LLC

APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT
SARATOGA RESEARCH & INVESTMENT MANAGEMENT

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 16-17, 2016, the Trust’s Board of Trustees (“Board”), including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (“Independent Trustees”) considered and approved the continuation of the Investment Advisory Agreement between the Trust and Port Street Investments, LLC (“Port Street” or “Adviser”) regarding the Port Street Quality Growth Fund (the “Fund”) (the “Investment Advisory Agreement”) and the Investment Sub-Advisory Agreement between Port Street and Saratoga Research & Investment Management (“Saratoga” or “Sub-Adviser”) regarding the Fund (the “Investment Sub-Advisory Agreement”) for another annual term.

Prior to the meeting and at a meeting held on January 7, 2016, the Trustees received and considered information from Port Street, Saratoga, and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement (“Support Materials”). Before voting to approve the continuance of the Investment Advisory Agreement and Investment Sub-Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for the Trustees’ consideration of the renewal of the Investment Advisory Agreement and Investment Sub-Advisory Agreement. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to continue the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, the Trustees considered all factors they believed relevant, including the following: (1) the nature, extent, and quality of the services provided by Port Street and Saratoga with respect to the Fund; (2) the Fund’s historical performance and the performance of Port Street and Saratoga; (3) costs of the services provided by Port Street and Saratoga and the profits realized by Port Street from services rendered to the Trust with respect to the Fund; (4) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (5) the extent to which economies of scale may be realized as the Fund grows, and whether the advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (6) other financial benefits to Port Street and Saratoga resulting from services rendered to the Fund. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Based upon the information provided to the Board throughout the course of the year, including an in-person presentation by representatives from Port Street, and the Support Materials, the Board concluded that the overall arrangements between the Trust and Port Street as set forth in the Investment Advisory Agreement, and between Port Street and Saratoga as set forth in the Investment Sub-Advisory Agreement, as each agreement relates to the Fund, continue to be fair and reasonable in light of the services that Port Street and

19

PORT STREET QUALITY GROWTH FUND

ADDITIONAL INFORMATION (UNAUDITED) – CONTINUED
MARCH 31, 2016

Saratoga perform, the investment advisory fees that each receives for such services, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, as each relates to the Fund, are summarized below.

Nature, Extent and Quality of Services Provided. The Trustees considered the scope of services that Port Street provides under the Investment Advisory Agreement, noting that such services and responsibilities differ from those of the Sub-Adviser, and include but are not limited to the following: (1) providing for and supervising the general management and investment of the Fund’s securities portfolio through the use of a sub-adviser; (2) investing or overseeing the Sub-Adviser’s investment of the Fund’s assets consistent with the Fund’s investment objective and investment policies, and evaluating the Sub-Adviser’s performance results with respect to the Fund; (3) directly managing any portion of the Fund’s assets that the Adviser determines not to allocate to the Sub-Adviser and, with respect to such portion, determining the portfolio securities to be purchased, sold, or otherwise disposed of and the timing of such transactions; (4) voting or overseeing the Sub-adviser’s voting of all proxies with respect to the Fund’s portfolio securities; (5) maintaining and overseeing the Sub-Adviser’s maintenance of the required books and records for transactions that Port Street and/or Saratoga effected on behalf of the Fund; and (6) selecting or overseeing the Sub-Adviser’s selection of broker-dealers to execute orders on behalf of the Fund; (7) monitoring and maintaining the Fund’s compliance with policies and procedures of the Trust and with applicable securities laws, and overseeing the Sub-Adviser’s completion of the same. The Trustees noted Port Street’s capitalization and the fact that Port Street is under common control with Beacon Pointe Advisors, LLC (“Beacon Pointe”), a registered investment adviser with approximately $8 billion in assets under management, and that Beacon Pointe and other Port Street affiliates have provided resources and support to Port Street. The Trustees also noted that Beacon Pointe Holdings, LLC, the parent company of Port Street and Beacon Pointe, has agreed to guarantee Port Street’s operating expense reimbursement obligations to the Fund. The Trustees considered the investment philosophy of Port Street’s portfolio managers and their investment industry experience. The Trustees concluded that they were satisfied with the nature, extent and quality of services that Port Street provides to the Fund under the Investment Advisory Agreement.

Similar to the review of Port Street, the Trustees considered the scope of distinct services that Saratoga provides under the Investment Sub-Advisory Agreement with respect to such portions of the Fund that the Adviser allocates to Saratoga’s management, and subject to the Adviser’s oversight, noting that such services include, but are not limited to the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold, or otherwise disposed of and the timing of such transactions; (3) voting proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions Saratoga effected on behalf of the Fund; (5) selecting broker-dealers to execute orders on behalf of the Fund; and (6) monitoring and maintaining the Fund’s compliance with policies and procedures of the Trust and with applicable securities laws. The Trustees considered Saratoga’s assets under management and its capitalization. The Trustees noted the investment philosophy of Saratoga’s portfolio manager and his significant portfolio management experience. The Trustees concluded that they were satisfied with the nature, extent and quality of services that Saratoga provides to the Fund under the Investment Sub-Advisory Agreement.

20

PORT STREET QUALITY GROWTH FUND

ADDITIONAL INFORMATION (UNAUDITED) – CONTINUED
MARCH 31, 2016

Fund Historical Performance and the Overall Performance of Port Street and Saratoga. In assessing the quality of the portfolio management delivered by Port Street and Saratoga, the Trustees reviewed the short-term and longer-term performance of the Fund on both an absolute basis and in comparison to appropriate securities benchmark indices, the Fund’s peer funds according to Morningstar classifications, and the composite of separate accounts that Saratoga manages utilizing a similar investment strategy as that of the Fund. The Trustees observed that Port Street does not manage other accounts utilizing a similar investment strategy as that of the Fund for purposes of conducting a performance comparison. When reviewing the Fund’s performance against its Morningstar peer group, the Trustees took into account that the investment objective and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer group. The Trustees noted the Fund’s performance, with regard to its Morningstar peer group, was in the eightieth percentile for the one-year period ended December 31, 2015. The Trustees considered that the Fund underperformed its benchmarks during the one-year and since inception periods ended December 31, 2015, but took into account the fact that the Fund has achieved a positive return during its limited period of operations. The Trustees also took into account additional information provided by Port Street throughout the course of the year describing the market conditions and/ or investment strategies and techniques employed by the Adviser that contributed to the Fund’s underperformance, including high equity valuations in the market which, based on the Fund’s investment strategy, limit investment opportunities. The Trustees further noted it is difficult to make meaningful comparisons with short-term results. The Trustees then observed that the investment performance of Saratoga’s similarly managed account composite generally tracked the Fund’s performance.

Cost of Advisory Services and Profitability. The Trustees considered the annual advisory fee that the Fund pays to Port Street under the Investment Advisory Agreement, as well as Port Street’s profitability analysis for services that Port Street rendered to the Fund during the 12 months ending June 30, 2015. In this regard, the Trustees noted Port Street subsidizes the cost of all distribution services rendered to the Fund, and also subsidizes the cost of all shareholder services (other than transfer agency fees) which exceed the projected shareholder service fees payable by the Fund. The Trustees also noted Port Street had contractually agreed to reduce its advisory fee and, if necessary, reimburse the Fund for its operating expenses, as specified in the Fund’s prospectus. The Trustees observed that Port Street does not manage other accounts utilizing a similar investment strategy as that of the Fund for purposes of conducting a management fee comparison. The Trustees concluded that Port Street’s service relationship with the Fund has not been profitable.

The Trustees also considered the annual sub-advisory fee that Port Street pays to Saratoga under the Investment Sub-Advisory Agreement. While the Trustees noted the management fees Saratoga charges to separately managed accounts with similar investment strategies and similar asset levels to those of the Fund are generally higher than the sub-advisory fee for the Fund, the Trustees also noted the scope of services that Saratoga provides to the Fund pursuant to the Investment Sub-Advisory Agreement are more limited than the services Saratoga provides to these separately managed accounts. With respect to profitability, the Trustees considered Port Street compensates Saratoga from Port Street’s advisory fee. The Trustees concluded that Saratoga’s service relationship with Port Street with respect to the Fund provides Saratoga with a reasonable positive revenue flow.

21

PORT STREET QUALITY GROWTH FUND

ADDITIONAL INFORMATION (UNAUDITED) – CONTINUED
MARCH 31, 2016

Comparative Fee and Expense Data. The Trustees considered a comparative analysis of contractual expenses borne by the Fund and those of funds in the same Morningstar benchmark category. The Trustees noted the Fund’s advisory fee was higher than the average and median management fees reported for the benchmark category. They also considered the total expenses of the Fund (after waivers and expense reimbursements) were higher than the average and median total expenses reported for the benchmark category. The Trustees took into account that the advisory fees and total expenses (after waivers and expense reimbursements) borne by the Fund were well within the range of that borne by funds in the benchmark category. The Trustees also took into account that the average net assets of funds comprising the benchmark category were significantly higher than the assets of the Fund. While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Port Street’s advisory fee and the portion of such fee that it allocates to Saratoga continues to be reasonable.

Economies of Scale. The Trustees considered whether the Fund would benefit from any economies of scale and noted the investment advisory fee for the Fund contains breakpoints. The Trustees noted Port Street anticipates realizing certain economies of scale if Fund assets should increase materially from current levels and that the breakpoint structure of the investment advisory fee will share such economies with shareholders. The Trustees noted the fact that the Fund’s assets are too low to consider whether the current breakpoint structure is appropriate at the present time, but agreed to revisit the issue in the future as circumstances change and asset levels increase.

Other Benefits. The Trustees considered the direct and indirect financial benefits that could be realized by the Adviser or the Sub-Adviser, and their affiliates, from their respective relationships with the Fund. The Trustees noted neither Port Street nor Saratoga utilizes soft dollar arrangements with respect to portfolio transactions or has affiliated brokers to execute the Fund’s portfolio transactions. The Trustees considered that the Adviser or the Sub-Adviser may receive some form of reputational benefit from services rendered to the Fund, but that such benefits are immaterial and cannot otherwise be quantified. The Trustees concluded that Port Street and Saratoga do not receive additional material financial benefits from services rendered to the Fund.

22

PORT STREET QUALITY GROWTH FUND

ADDITIONAL INFORMATION (UNAUDITED)
MARCH 31, 2016

TRUSTEES AND OFFICERS

		Term of Office	Number of	Principal Occupation(s)	Other Directorships
Name, Address	Position(s) Held	and Length of	Portfolios in Trust	During the Past	Held by Trustee During
and Age	with the Trust	Time Served	Overseen by Trustee	Five Years	the Past Five Years
Independent Trustees
Leonard M. Rush, CPA 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1946	Lead Independent Trustee and Audit Committee Chairman	Indefinite Term; Since April 2011	36	Retired, Chief Financial Officer, Robert W. Baird & Co. Incorporated (2000-2011).	Independent Trustee, ETF Series Solutions (13 Portfolios) (2012-Present); Director, Anchor Bancorp Wisconsin, Inc. (2011-2013)

David A. Massart 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1967	Trustee and Valuation Committee Chairman	Indefinite Term; Since April 2011	36	Co-Founder and Chief Investment Strategist, Next Generation Wealth Management, Inc. (2005-present).	Independent Trustee, ETF Series Solutions (13 Portfolios) (2012-Present)

David M. Swanson 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	Trustee	Indefinite Term; Since April 2011	36	Founder and Managing Principal, SwanDog Strategic Marketing, LLC (2006-present); Executive Vice President, Calamos Investments (2004-2006).	Independent Trustee, ALPS Variable Investment Trust (8 Portfolios) (2006-Present); Independent Trustee, RiverNorth Opportunities Closed-End Fund (2015-Present)

Interested Trustee
Robert J. Kern* 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1958	Chairman, and Trustee	Indefinite Term; Since January 2011	36	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-present).	None

*	Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

23

PORT STREET QUALITY GROWTH FUND

ADDITIONAL INFORMATION (UNAUDITED) – CONTINUED
MARCH 31, 2016

TRUSTEES AND OFFICERS

		Term of Office	Number of	Principal Occupation(s)	Other Directorships
Name, Address	Position(s) Held	and Length of	Portfolios in Trust	During the Past	Held by Trustee During
and Age	with the Trust	Time Served	Overseen by Trustee	Five Years	the Past Five Years
Officers
James R. Arnold 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	President and Principal Executive Officer	Indefinite Term, Since January 2011	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A

Deborah Ward 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1966	Vice President, Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite Term, Since January 2013	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A

Brian R. Wiedmeyer 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1973	Treasurer and Principal Financial Officer	Indefinite Term; Since January 2011	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2005-present).	N/A

Jeanine M. Bajczyk, Esq. 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1965	Secretary	Indefinite Term; Since August 2015	N/A	Senior Vice President and Counsel, U.S. Bancorp Fund Services, LLC (2006-present).	N/A

Mark Quade, Esq. 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1982	Assistant Secretary	Indefinite Term; Since June 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2013-present); Law Clerk, U.S. Bancorp (2012-2013); Graduate, University of Minnesota Law School (2010-2013).	N/A

Ryan L. Roell 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1973	Assistant Treasurer	Indefinite Term; Since September 2012	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2005-present)	N/A

24

PORT STREET QUALITY GROWTH FUND

ADDITIONAL INFORMATION (UNAUDITED)
MARCH 31, 2016

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-855-369-6220.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-369-6220. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-855-369-6220, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended March 31, 2016, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00% for the Fund. For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2016 was 100.00% for the Fund. The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) was 94.62%.

25

PORT STREET QUALITY GROWTH FUND

PRIVACY NOTICE – (UNAUDITED)

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund. If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

26

INVESTMENT ADVISER
Port Street Investments, LLC
24 Corporate Plaza, Suite 150
Newport Beach, CA 92660

INVESTMENT SUB-ADVISER
Saratoga Research & Investment Management
14471 Big Basin Way, Suite E
Saratoga, CA 95070

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Bernstein, Shur, Sawyer & Nelson, P.A.
100 Middle Street
Portland, ME 04104

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-855-369-6220.

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

INSTITUTIONAL CLASS SHARES — PSOFX

ANNUAL REPORT

www.portstreetinvest.com	MARCH 31, 2016

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Dear Shareholders,

March 31, 2016, marks the end of Port Street Investments newest Fund, Port Street Institutional Opportunities Fund (the Fund) first quarter of operations. We feel privileged to have the opportunity to report on the Fund’s strategy, performance, and outlook for the period ended March 31, 2016.

Strategy

The Fund seeks to achieve its investment objective through the use of a proprietary asset allocation strategy that, over the long term, targets approximately 70% equity exposure and 30% fixed income exposure. The Fund’s structure allows for management to make tactical shifts in the allocations in an attempt to take advantage of dislocations in asset class valuations or in response to changing market conditions. The investment process is driven by financial modeling in which the advisor allocates among a combination of the following asset classes, based on the risk/return characteristics of each asset class: U.S. equities, foreign equities, U.S. fixed income securities, foreign income securities with the potential to allocate to hedged equity strategies to manage overall market exposure and volatility.

Performance

During the period ended March 31, 2016, the Fund returned 3.30% while the MSCI All Country World Index (ACWI) returned 0.24%, Barclays Aggregate Bond Index returned 3.03% and the blended benchmark of 70% MSCI ACWI/ 30% Barclays Aggregate Bond Index returned 1.17%, for the same period.

Strong Fund performance for the period can be attributed to a more conservative initial allocation with increased exposure to cash and government credit as well as a hedged equity strategy during a volatile January and beginning of February. Towards the middle of February, allocation to U.S. equities increased strengthening February performance as the markets rebounded. As markets continued to rebound from February lows into March, the portfolio slightly underperformed due to the hedged equity exposure and higher fixed income allocation. The Fund’s corporate credit exposure during the period was a detractor to overall Fund performance. As spreads widened due to heightened volatility surrounding corporate growth and overall global growth prospects, the Fund’s fixed income securities were not immune. Given the high quality of underlying fixed income securities, management believes the events were not a function of fundamentals, but rather macro-level factors affecting performance. The volatility at the beginning of the quarter allowed our managers to place additional capital into securities at lower valuations. We believe markets are slightly overvalued and we are taking a more cautious approach to investing given recent economic news and emerging global trends. We still, however, see value in the U.S. and foreign markets and are prudently taking advantage of attractive opportunities with a focus to the long-term.

Outlook

Central banks around the world continue to influence the direction of equity markets. As we have repeatedly seen, when the markets believed that additional stimulus was likely, it rallied. Conversely, when it feared that “the spigot” may stop, the markets sold off. As a result, investors continue to focus on central bank communications for clues. We know that picking a direction for the equity markets is anyone’s guess. However, as long as central bank stimulus continues amidst lackluster corporate earnings and ever rising share prices, volatility is all too likely. A volatile market environment means the Fund’s well diversified strategy will pull on multiple levers to help limit any excessive drawdown in Fund performance. Should we see a market correction, the hedged equity position should provide some level of protection and the fixed income strategy should assist in capital preservation. If the market continues to trade higher without a concurrent growth in earnings, we would likely expect the Fund to lag due to the higher fixed income position and hedged equity allocations. The Fund should, however, limit exposure to over-valued, high priced equities given the managers’ ability to allocate to higher quality, fundamentally strong companies

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

within the U.S. domestic sleeve of the portfolio. In a down market, we aim to preserve capital and provide an attractive yield, given the exposure to high quality, domestic fixed income securities. The Fund’s current allocation to international equities and global fixed income broadens the investable capabilities lessening exposure to potentially overvalued U.S. domestic assets. That said, we expect the stock market to exhibit higher volatility in the near term. The Federal Reserve is laying the groundwork to start increasing interest rates at an undetermined point in the near future, while Gross Domestic Product (GDP) and corporate earnings growth have shown to be underwhelming. In summary, regardless of the direction of the market, we expect that the capital preservation bias underlying our Fund’s strategy can help us to better preserve capital in down periods providing the ability to better compound capital over full market cycles.

Thank you for your confidence in our stewardship.

Graham Pierce	Doug Allison
CEO	President

Diversification does not assure a profit nor protect against loss in a declining market.

Opinions expressed are those of the Investment Manager and are subject to change, are not guaranteed and should not be considered investment advice.

Must be Preceded or Accompanied by a Prospectus

The MSCI All Country World Index captures large and mid-cap representation across 23 developed market and 23 emerging market countries. US Barclays Aggregate Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. You cannot invest directly in an index.

The 70% MSCI ACWI/30% Barclays Aggregate Bond Index is a blended benchmark consisting of 70% of the MSCI All Country World Index and 30% of the Barclays Aggregate Bond Index. You cannot invest directly in an index.

Mutual fund investing involves risk. Principal loss is possible. Multi-investment management styles may lead to higher transaction expenses compared to single investment management styles. Outcomes depend on the skill of the sub-advisors and advisor and the allocation of assets amongst them. Investments in small-and mid-capitalization companies involve additional risks such as limited liquidity and greater volatility than large capitalization companies. Investments in foreign securities involve greater volatility; political, economic and currency risks; and differences in accounting methods. These risks may be higher for emerging markets. ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares. The Fund will bear its share of expenses and the underlying risks of investments in ETFs and other investment companies. The market price of the shares of an ETF will fluctuate based on changes in the net asset value as well as changes in the supply and demand of its shares in the secondary market. It is also possible that an active secondary market of an ETF’s shares may not develop and market trading in the shares of the ETF may be halted under certain circumstances. Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in real estate securities may involve greater risk and volatility including greater exposure to economic downturns and changes in real estate values, rents, property taxes, interest rates, tax and other laws. A REIT’s share price may decline because of adverse developments affecting the real estate industry.

The Fund is distributed by Quasar Distributors, LLC.

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

VALUE OF $10,000 INVESTMENT (UNAUDITED)

The chart assumes an initial investment of $10,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

RATES OF RETURN % — AS OF MARCH 31, 2016

Since Inception(1)
Port Street Institutional Opportunities Fund	3.30%
MSCI ACWI Index(2)	0.24%
Barclays Aggregate Bond Index(3)	3.03%
70% MSCI ACWI Index/30% Barclays Aggregate Bond Index(4)	1.17%

(1)	December 31, 2015.
(2)	The MSCI ACWI Index captures large and mid-cap representation across 23 developed market and 23 emerging market countries. It is not possible to directly invest in an index.
(3)	The Barclays Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar- denominated, fixed-rate taxable bond market. It is not possible to directly invest in an index.
(4)	The 70% MSCI ACWI/30% Barclays Aggregate Bond Index is a blended benchmark consisting of 70% of the MSCI ACWI Index and 30% of the Barclays Aggregate Bond Index. It is not possible to directly invest in an index.

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

EXPENSE EXAMPLE (UNAUDITED)
MARCH 31, 2016

As a shareholder of the Fund, you incur ongoing costs, including management fees; service fees; shareholder servicing fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 31, 2015 – March 31, 2016).

ACTUAL EXPENSES
For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	(12/31/2015)	(3/31/2016)	(12/31/2015 to 3/31/2016)
Institutional Class Actual(2)	$1,000.00	$1,033.00	$3.16
Institutional Class Hypothetical (5% annual return	$1,000.00	$1,009.32	$3.12
before expenses)

(1)	Expenses are equal to the Fund’s annualized expense ratio for the period since inception of 1.25%, multiplied by the average account value over the period, multiplied by 91/366 to reflect the since inception period.
(2)	Based on the actual returns for the period from inception through March 31, 2016 of 3.30%.

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

ALLOCATION OF PORTFOLIO(1) (UNAUDITED)
AS OF MARCH 31, 2016
(% OF NET ASSETS)

TOP TEN HOLDINGS(1)(2) (UNAUDITED)
AS OF MARCH 31, 2016
(% OF NET ASSETS)

Swan Defined Risk Fund, Class I	19.7%
Metropolitan West Total Return Bond Fund, Class I	9.8%
FMI International Fund	7.7%
IVA International Fund, Class I	7.5%
Templeton Global Bond Fund, Advisor Class	5.0%
Church & Dwight Co., Inc.	0.7%
U.S. Treasury Bond, 2.500%, 02/15/2045	0.6%
Federal National Mortgage Association, 2.625%, 09/06/2024	0.5%
Lennar Corp., Class A	0.5%
Becton, Dickinson & Co.	0.4%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	The Invesco Treasury Portfolio, Institutional Class is excluded from the Top Ten holdings.

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS
MARCH 31, 2016

	Shares	Value
INVESTMENT COMPANIES — 49.8%
Ares Capital Corp.	4,750	$70,490
FMI International Fund	141,105	4,044,076
IVA International Fund, Class I	251,064	3,939,187
Metropolitan West Total Return Bond Fund, Class I	476,109	5,156,263
Swan Defined Risk Fund, Class I	912,282	10,354,400
Templeton Global Bond Fund, Advisor Class	228,779	2,617,228
Total Investment Companies
(Cost $25,256,647)		26,181,644

COMMON STOCKS — 25.6%
Consumer Discretionary — 3.1%
Gildan Activewear, Inc.	1,075	32,798
Grand Canyon Education, Inc. *	1,875	80,137
H&R Block, Inc.	1,750	46,235
Hanesbrands, Inc.	5,134	145,498
Harman International Industries, Inc.	250	22,260
Healthcare Services Group, Inc.	5,341	196,602
Home Depot, Inc.	1,550	206,816
HSN, Inc.	625	32,694
Jarden Corp. *	1,600	94,320
Lennar Corp., Class A	4,925	238,173
PVH Corp.	525	52,006
ServiceMaster Global Holdings, Inc. *	725	27,318
Signet Jewelers Ltd.	200	24,806
Starbucks Corp.	3,505	209,249
Tailored Brands, Inc.	875	15,663
Tenneco, Inc. *	850	43,784
Time Warner, Inc.	2,280	165,414
		1,633,773
Consumer Staples — 4.0%
Archer-Daniels-Midland Co.	2,860	103,847
Church & Dwight Co., Inc.	4,078	375,910
Costco Wholesale Corp.	1,144	180,272
Coty, Inc., Class A	2,440	67,905
Diageo plc — ADR	1,020	110,027
Hain Celestial Group, Inc. *	3,742	153,085
Hershey Co.	890	81,960
Kimberly-Clark Corp.	1,093	147,019
Mondelez International, Inc., Class A	3,550	142,426
PepsiCo, Inc.	2,213	226,788
Rite Aid Corp. *	8,850	72,128
Spectrum Brands Holdings, Inc.	450	49,176
Unilever NV	2,960	132,253

See Notes to the Financial Statements

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS – CONTINUED
MARCH 31, 2016

	Shares	Value
Consumer Staples — 4.0% (Continued)
Walgreens Boots Alliance, Inc.	2,150	$181,116
Whole Foods Market, Inc.	2,491	77,495
		2,101,407
Energy — 1.1%
Concho Resources, Inc. *	842	85,076
Diamondback Energy, Inc. *	1,145	88,371
Gulfport Energy Corp. *	600	17,004
Halliburton Co.	2,760	98,587
Phillips 66	2,000	173,180
Pioneer Natural Resources Co.	730	102,740
		564,958
Financials — 3.6%
Arthur J. Gallagher & Co.	1,675	74,504
Banco Bilbao Vizcaya Argentaria SA — ADR	15,020	97,931
Bank of America Corp.	11,100	150,072
BOK Financial Corp.	1,300	71,006
Charles Schwab Corp.	4,563	127,855
Chemical Financial Corp.	1,275	45,505
Chubb Ltd.	1,190	141,788
Cullen/Frost Bankers, Inc.	1,330	73,296
First American Financial Corp.	1,575	60,023
First Republic Bank	2,180	145,275
Hartford Financial Services Group, Inc.	800	36,864
Investors Bancorp, Inc.	5,800	67,512
JPMorgan Chase & Co.	1,440	85,277
M&T Bank Corp.	880	97,680
Mitsubishi UFJ Financial Group, Inc. — ADR *	24,100	110,619
Nasdaq, Inc.	850	56,423
New Residential Investment Corp. — REIT	5,975	69,489
PacWest Bancorp	1,600	59,440
Reinsurance Group of America, Inc.	700	67,375
SEI Investments Co.	725	31,211
Synchrony Financial *	2,050	58,753
Wells Fargo & Co.	3,385	163,699
		1,891,597
Health Care — 5.0%
Abbott Labratories	3,768	157,615
AbbVie, Inc.	2,640	150,797
Akorn, Inc. *	5,891	138,615
Allergan plc *	583	156,262
Amgen, Inc.	840	125,941

See Notes to the Financial Statements

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS – CONTINUED
MARCH 31, 2016

	Shares	Value
Health Care — 5.0% (Continued)
Amsurg Corp. *	750	$55,950
Baxter International, Inc.	4,010	164,731
Becton, Dickinson & Co.	1,506	228,641
Biogen, Inc. *	564	146,820
Catalent, Inc. *	2,525	67,342
Community Health Systems, Inc. *	1,025	18,973
CR Bard, Inc.	985	199,630
Endo International plc *	500	14,075
Express Scripts Holding Co. *	2,644	181,616
HCA Holdings, Inc. *	1,000	78,050
IMS Health Holdings, Inc. *	1,675	44,471
Laboratory Corp. of America Holdings *	1,192	139,619
Medtronic plc	2,280	171,000
Novartis AG — ADR	1,530	110,833
VWR Corp. *	2,600	70,356
Zoetis, Inc.	4,208	186,541
		2,607,878
Industrials — 2.6%
3M Co.	969	161,464
Deere & Co.	1,000	76,990
General Dynamics Corp.	1,070	140,566
General Electric Co.	3,700	117,623
HD Supply Holdings, Inc. *	1,500	49,605
Hertz Global Holdings, Inc. *	2,575	27,115
Illinois Tool Works, Inc.	1,230	126,001
KAR Auction Services, Inc.	975	37,186
Milacron Holdings Corp. *	3,050	50,294
Nielsen Holdings plc	3,680	193,789
Oshkosh Corp.	3,100	126,697
Snap-on, Inc.	250	39,248
Stericycle, Inc. *	1,527	192,692
United Rentals, Inc. *	250	15,548
WABCO Holdings, Inc. *	350	37,422
		1,392,240
Information Technology — 4.3%
Adobe Systems, Inc. *	2,250	211,050
Akamai Technologies, Inc. *	2,767	153,762
Alphabet, Inc., Class A *	182	138,848
Apple, Inc.	1,966	214,274
Broadridge Financial Solutions, Inc.	925	54,862
CACI International, Inc., Class A *	450	48,015
Check Point Software Technologies Ltd. *	450	39,362

See Notes to the Financial Statements

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS – CONTINUED
MARCH 31, 2016

	Shares	Value
Information Technology — 4.3% (Continued)
CommScope Holding Co, Inc. *	1,275	$35,598
Fidelity National Information Services, Inc.	1,125	71,224
First Data Corp. *	4,475	57,906
Fiserv, Inc. *	400	41,032
Global Payments, Inc.	650	42,445
MasterCard, Inc.	1,874	177,093
Microchip Technology, Inc.	378	18,220
Micron Technology, Inc. *	2,275	23,819
Microsoft Corp.	3,280	181,154
NCR Corp. *	1,650	49,384
Oracle Corp.	3,020	123,548
PayPal Holdings, Inc. *	5,837	225,308
RingCentral, Inc. *	1,200	18,900
Sabre Corp.	1,325	38,319
Skyworks Solutions, Inc.	650	50,635
Synopsys, Inc. *	2,340	113,350
Texas Instruments, Inc.	2,480	142,402
		2,270,510
Materials — 1.4%
Avery Dennison Corp.	575	41,463
Carpenter Technology Corp.	425	14,548
Constellium NV *	5,500	28,545
Crown Holdings, Inc. *	1,375	68,186
Dow Chemical Co.	2,490	126,641
Ecolab, Inc.	1,746	194,714
Martin Marietta Materials, Inc.	960	153,130
Packaging Corp. of America	650	39,260
Reliance Steel & Aluminum Co.	525	36,325
WestRock Co.	600	23,418
		726,230
Telecommunication Services — 0.2%
Verizon Communications, Inc.	1,618	87,501

Utilities — 0.3%
AES Corp.	7,970	94,046
National Fuel Gas Co.	1,790	89,590
		183,636
Total Common Stocks
(Cost $11,966,578)		13,459,730

See Notes to the Financial Statements

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS – CONTINUED
MARCH 31, 2016

	Par	Value
CORPORATE BONDS — 6.5%
Consumer Discretionary — 0.8%
Carnival Corp.
3.950%, 10/15/2020	$95,000	$101,064
CBS Corp.
2.300%, 08/15/2019	80,000	80,890
Ford Motor Co.
7.450%, 07/16/2031	40,000	52,243
McDonald’s Corp.
3.500%, 07/15/2020	56,000	59,770
NBCUniversal Media LLC
4.375%, 04/01/2021	55,000	61,543
O’Reilly Automotive, Inc.
3.550%, 03/15/2026	50,000	51,547
		407,057
Consumer Staples — 0.8%
Colgate-Palmolive Co.
2.100%, 05/01/2023	90,000	90,284
ConAgra Foods, Inc.
1.900%, 01/25/2018	80,000	80,375
Kraft Foods Group, Inc.
6.125%, 08/23/2018	5,000	5,514
5.375%, 02/10/2020	90,000	100,550
Kroger Co.
3.850%, 08/01/2023	70,000	75,383
Walgreens Boots Alliance, Inc.
4.500%, 11/18/2034	50,000	48,707
		400,813
Energy — 0.6%
Apache Finance Canada Corp.
7.750%, 12/15/2029	40,000	48,009
Chevron Corp.
4.950%, 03/03/2019	70,000	76,882
Exxon Mobil Corp.
4.114%, 03/01/2046	50,000	53,153
Occidental Petroleum Corp.
4.400%, 04/15/2046	50,000	50,449
Shell International Finance
4.375%, 03/25/2020	75,000	81,920
		310,413

See Notes to the Financial Statements

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS – CONTINUED
MARCH 31, 2016

	Par	Value
Financials — 0.5%
American Express Credit Corp.
2.250%, 08/15/2019	$95,000	$96,229
Aon plc
3.875%, 12/15/2025	50,000	51,076
Caterpillar Financial Services Corp.
7.150%, 02/15/2019	85,000	98,187
Chubb INA Holdings, Inc.
3.350%, 05/15/2024	40,000	41,943
		287,435
Health Care — 0.5%
Abbott Laboratories
5.125%, 04/01/2019	55,000	60,485
Actavis Funding SCS
1.300%, 06/15/2017	100,000	99,675
St. Jude Medical, Inc.
2.000%, 09/15/2018	80,000	80,924
Stryker Corp.
2.000%, 03/08/2019	40,000	40,456
		281,540
Industrials — 1.5%
Canadian Pacific Railway Co.
7.250%, 05/15/2019	20,000	22,937
Eaton Corp.
2.750%, 11/02/2022	100,000	100,199
Emerson Electric Co.
4.875%, 10/15/2019	100,000	110,112
FedEx Corp.
4.100%, 02/01/2045	50,000	47,758
General Electric Co.
6.750%, 03/15/2032	45,000	61,316
Illinois Tool Works, Inc.
6.250%, 04/01/2019	85,000	96,489
Norfolk Southern Corp.
3.250%, 12/01/2021	40,000	41,455
7.250%, 02/15/2031	25,000	33,632
Precision Castparts Corp.
1.250%, 01/15/2018	80,000	80,078
Republic Services, Inc.
4.750%, 05/15/2023	90,000	100,604
Stanley Black & Decker, Inc.
2.451%, 11/17/2018	50,000	50,804
Waste Management, Inc.
3.500%, 05/15/2024	45,000	47,146
		792,530

See Notes to the Financial Statements

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS – CONTINUED
MARCH 31, 2016

	Par	Value
Information Technology — 0.3%
Amphenol Corp.
2.550%, 01/30/2019	$60,000	$60,518
Apple, Inc.
4.650%, 02/23/2046	30,000	32,831
Microsoft Corp.
4.450%, 11/03/2045	20,000	22,240
Visa, Inc.
4.150%, 12/14/2035	50,000	53,839
		169,428
Materials — 0.5%
Airgas, Inc.
1.650%, 02/15/2018	100,000	99,950
Dow Chemical Co.
8.550%, 05/15/2019	80,000	95,227
Eastman Chemical Co.
2.700%, 01/15/2020	80,000	81,687
		276,864
Telecommunication Services — 0.3%
AT&T, Inc.
2.450%, 06/30/2020	50,000	50,716
5.350%, 09/01/2040	50,000	52,755
Verizon Communications, Inc.
2.625%, 02/21/2020	60,000	61,793
		165,264
Utilities — 0.7%
Ameren Corp.
2.700%, 11/15/2020	64,000	64,967
Consolidated Edison Co. of New York, Inc.
3.300%, 12/01/2024	50,000	52,277
Duke Energy Progress, LLC
2.800%, 05/15/2022	100,000	102,688
NiSource Financial Corp.
5.650%, 02/01/2045	45,000	53,742
Virginia Electric & Power Co.
5.000%, 06/30/2019	25,000	27,501
WEC Energy Group, Inc.
2.450%, 06/15/2020	40,000	40,722
		341,897
Total Corporate Bonds
(Cost $3,385,218)		3,433,241

See Notes to the Financial Statements

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS – CONTINUED
MARCH 31, 2016

Par		Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 6.2%
Federal Home Loan Mortgage Corporation
3.750%, 03/27/2019	$135,000	$146,140
2.375%, 01/13/2022	145,000	152,138
Federal Home Loan Mortgage Corporation Pool
3.000%, 05/01/2027, #J19197	109,448	114,880
3.000%, 12/01/2030, #G18578	196,573	205,716
3.500%, 06/01/2042, #C04060	129,834	136,131
3.500%, 12/01/2044, #G08620	136,670	143,218
3.000%, 04/01/2045, #G08635	83,399	85,488
3.500%, 12/01/2045, #G08681	173,336	181,640
Federal National Mortgage Association
2.625%, 09/06/2024	240,000	253,252
Federal National Mortgage Association Pool
2.500%, 06/01/2024, #MA1931	137,666	142,051
3.500%, 09/01/2026, #AJ1441	123,510	130,632
3.000%, 08/01/2027, #AL2908	151,435	158,610
4.500%, 12/01/2039, #AC8512	124,441	135,829
4.500%, 08/01/2040, #AE0217	85,852	93,738
4.000%, 08/01/2040, AD8522	146,779	157,341
4.000%, 01/01/2041, #AB2078	34,800	37,608
4.500%, 02/01/2041, #AH5583	90,124	98,394
3.500%, 02/01/2041, #AEO828	143,696	151,019
4.000%, 02/01/2041, #AE0949	92,679	99,348
4.000%, 12/01/2041, #AJ7689	79,111	84,815
3.000%, 08/01/2042, #AP4258	32,549	33,474
3.000%, 04/01/2043, #AB9186	177,310	182,331
3.000%, 05/01/2043, #AT2725	196,609	202,177
4.000%, 12/01/2043, #AV0691	81,120	87,585
Government National Mortgage Association Pool
4.000%, 02/20/2041, #G24945	62,312	67,186
Total U.S. Government Agency Mortgage-Backed Securities
(Cost $3,270,167)		3,280,741

See Notes to the Financial Statements

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS – CONTINUED
MARCH 31, 2016

	Par	Value
U.S. TREASURY OBLIGATIONS — 2.8%
United States Treasury Bonds
4.375%, 11/15/2039	$150,000	$201,908
4.375%, 05/15/2041	150,000	202,576
2.750%, 11/15/2042	195,000	201,090
2.500%, 02/15/2045	300,000	292,600
United States Treasury Notes
1.000%, 06/30/2019	100,000	100,289
3.625%, 02/15/2020	90,000	98,810
1.750%, 05/15/2022	150,000	152,552
2.000%, 02/15/2025	95,000	97,049
2.250%, 11/15/2025	95,000	98,874
Total U.S. Treasury Obligations
(Cost $1,444,812)		1,445,748

ASSET-BACKED SECURITIES — 0.5%
Consumer Discretionary — 0.1%
American Airlines
Series 2015-1, Class A
3.375%, 11/01/2028	58,787	57,391

Financials — 0.2%
Capital One Multi-Asset Execution Trust
Series 2014-2A, Class A2
1.260%, 01/15/2020	100,000	100,236

Industrials — 0.2%
CNH Equipment Trust
Series 2014-B, Class A3
0.910%, 05/15/2019	101,123	100,984

Total Asset-Backed Securities
(Cost $258,083)		258,611

MUNICIPAL BONDS — 0.3%
District of Columbia
Series E
4.343%, 12/01/2018	70,000	75,329

Port of Seattle, Washington
Series C
2.062%, 11/01/2017	80,000	81,608

Total Municipal Bonds
(Cost $155,972)		156,937

See Notes to the Financial Statements

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS – CONTINUED
MARCH 31, 2016

	Shares	Value
SHORT-TERM INVESTMENT — 8.8%
Invesco Treasury Portfolio, Institutional Class, 0.23% ^
(Cost $4,607,163)	4,607,163	$4,607,163

Total Investments — 100.5%
(Cost $50,344,640)		52,823,815
Other Assets and Liabilities, Net — (0.5)%		(290,829)
Total Net Assets — 100.0%		$52,532,986

* Non-income producing security.
^ The rate shown is the annualized seven day effective yield as of March 31, 2016.
ADR — American Depositary Receipt
REIT — Real Estate Investment Trust

See Notes to the Financial Statements

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2016

ASSETS:
Investments, at value
(cost $50,344,640)	$52,823,815
Dividends & interest receivable	73,893
Receivable for investment securities sold	32,959
Prepaid expenses	21,902
Total assets	52,952,569

LIABILITIES:
Payable for investment securities purchased	335,581
Payable for fund administration & accounting fees	16,965
Payable to investment adviser	21,191
Payable for compliance fees	4,338
Payable for transfer agent fees & expenses	4,518
Payable for custody fees	2,190
Payable for trustee fees	2,376
Accrued shareholder service fees	4,964
Accrued other fees	27,460
Total liabilities	419,583

NET ASSETS	$52,532,986

NET ASSETS CONSIST OF:
Paid-in capital	$50,057,824
Accumulated undistributed net realized loss on investments	(4,013)
Net unrealized appreciation on investments	2,479,175
Net assets	$52,532,986

Net assets	$52,532,986
Shares issued and outstanding(1)	5,087,092
Net asset value, redemption price and offering price per share	$10.33

(1) Unlimited shares authorized without par value.

See Notes to the Financial Statements

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

STATEMENT OF OPERATIONS
FOR THE PERIOD INCEPTION THROUGH MARCH 31, 2016(1)

INVESTMENT INCOME:
Dividend income	$64,107
Less: Foreign taxes withheld	(971)
Interest income	20,012
Total investment income	83,148

EXPENSES:
Investment adviser fees (See Note 4)	62,206
Fund administration & accounting fees (See Note 4)	29,306
Audit fees	18,592
Federal & state registration fees	9,345
Transfer agent fees & expenses (See Note 4)	7,546
Shareholder service fees (See Note 5)	7,318
Compliance fees (See Note 4)	6,405
Legal fees	5,807
Custody fees (See Note 4)	3,654
Trustee fees	2,709
Postage & printing fees	1,526
Other	1,358
Total expenses before reimbursement/waiver	155,772
Less: reimbursement/waiver from investment adviser (See Note 4)	(64,293)
Net expenses	91,479

NET INVESTMENT LOSS	(8,331)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	4,318
Net change in unrealized appreciation on investments	2,479,175
Net realized and unrealized gain on investments	2,483,493

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,475,162

(1) Inception date of the Fund was December 31, 2015.

See Notes to the Financial Statements

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

STATEMENT OF CHANGES IN NET ASSETS

For the Period
Inception(1) through
March 31, 2016
OPERATIONS:
Net investment loss	$(8,331)
Net realized gain on investments	4,318
Net change in unrealized appreciation on investments	2,479,175
Net increase in net assets resulting from operations	2,475,162

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	50,057,824
Proceeds from reinvestment of distributions	—
Payments for shares redeemed	—
Net increase in net assets resulting from capital share transactions	50,057,824

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—
From net realized gains	—
Total distributions to shareholders	—

TOTAL INCREASE IN NET ASSETS	52,532,986

NET ASSETS:
Beginning of period	—
End of period (including accumulated undistributed
net investment income of $0)	$52,532,986

(1) Inception date of the Fund was December 31, 2015.

See Notes to the Financial Statements

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

	For the Period
	Inception(1) through
For a Fund share outstanding throughout the period	March 31, 2016
PER SHARE DATA:
Net asset value, beginning of period	$10.00
Investment operations:
Net investment loss	(0.00	)(2)
Net realized and unrealized gain on investments	0.33
Total from investment operations	0.33
Less distributions from:
Net investment income	—
Net realized gains	—
Total distributions	—
Net asset value, end of period	$10.33

TOTAL RETURN (3)	3.30%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$52.5
Ratio of expenses to average net assets:(4)
Before expense reimbursement/waiver	2.13%
After expense reimbursement/waiver	1.25%
Ratio of net investment loss to average net assets:(4)
Before expense reimbursement/waiver	(0.99)%
After expense reimbursement/waiver	(0.11)%

Portfolio turnover rate(3)	13%

(1) Inception date of the Fund was December 31, 2015.
(2) Amount per share is less than $0.005.
(3) Not annualized for periods less than one year.
(4) Annualized for periods less than one year.

See Notes to the Financial Statements

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2016

1. ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Port Street Institutional Opportunities Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is to seek long-term growth of capital. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The Fund commenced operations on December 31, 2015. The Fund currently offers an Institutional Class. Institutional Class shares are subject to a 0.10% shareholder servicing fee. The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation — All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes — The Fund complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of and during the period ended March 31, 2016, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the period ended March 31, 2016, the Fund did not have liabilities for any unrecognized tax benefits.

Security Transactions, Income and Distributions — The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the year ended March 31, 2016, the Fund decreased accumulated net investment loss by $8,331 and increased accumulated undistributed net realized loss on investments by $8,331.

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS – CONTINUED
MARCH 31, 2016

Expenses — Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are allocated evenly between funds of the Trust, or by other equitable means.

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 —

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Fund’s investments are carried at fair value.

Investment Companies — Investments in other mutual funds, including money market funds, are valued at their net asset value per share and are categorized in Level 1 of the fair value hierarchy.

Equity Securities — Equity securities, including common stocks, preferred stocks, Exchange-Traded Funds (“ETFs”) and real estate investment trusts (“REITS”) that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS – CONTINUED
MARCH 31, 2016

Corporate and Municipal Bonds — Corporate and municipal bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Most corporate and municipal bonds are categorized in Level 2 of the fair value hierarchy.

U.S. Government & Agency Securities — U.S. government & agency securities are normally valued by an independent pricing service using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government and agency securities are categorized in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

Mortgage and Asset Backed Securities — Mortgage and asset backed securities are usually issued as separate tranches, or classes, of securities within each package of underlying securities. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche level attributes, estimated cash flows and market-based yield spreads for each tranche, and current market data and incorporate packaged, collateral performance, as available. Mortgage and asset backed securities that use such valuation techniques and inputs are categorized as Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share. The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board of Trustees regularly reviews reports of the Valuation Committee that describe any fair value determinations and methods.

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS – CONTINUED
MARCH 31, 2016

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s securities as of March 31, 2016:

	Level 1	Level 2	Level 3	Total
Investment Companies	$26,181,644	$—	$—	$26,181,644
Common Stocks	13,459,730	—	—	13,459,730
Corporate Bonds	—	3,433,241	—	3,433,241
U.S. Government Agency
Mortgage-Backed Securities	—	3,280,741	—	3,280,741
U.S. Treasury Obligations	—	1,445,748	—	1,445,748
Asset-Backed Securities	—	258,611	—	258,611
Municipal Bonds	—	156,937	—	156,937
Short-Term Investment	4,607,163	—	—	4,607,163
Total Investments in Securities	$44,248,537	$8,575,278	$—	$52,823,815

Transfers between levels are recognized at the end of the reporting period. During the period ended March 31, 2016, the Fund recognized no transfers between levels. The Fund did not invest in any Level 3 investments during the period. Refer to the Schedule of Investments for further information on the classification of investments.

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.85% of average daily net assets.

The Adviser has engaged Aristotle Capital Management, AMI Asset Management Corp., Vaughn Nelson Investment Management, and Segall, Bryant & Hamill as Sub-Advisers to the Fund. Subject to the supervision of the Adviser, the Sub-Advisers are responsible for the day-to-day management of their respective sleeves of the Fund’s portfolio allocated by the Adviser, including purchase, retention and sale of securities. The Adviser compensates the Sub-Advisers based on a portion of the Fund’s average daily net assets which they have been allocated to manage.

The Fund’s Adviser has contractually agreed to reduce its management fees, and may reimburse the Fund for its operating expenses, in order to ensure that total annual fund operating expenses (excluding acquired fund fees and expenses, leverage, interest, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 1.25% of the Fund’s average daily net assets. Fees reduced and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such reduction or reimbursement was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the reduction and reimbursement occurred and when fees and expenses are being recouped. The Operating Expense Limitation Agreement will be in effect through

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS – CONTINUED
MARCH 31, 2016

at least July 28, 2017. Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
3/31/2019	$64,293

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust and the Chief Compliance Officer are employees of the Administrator. A Trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, custody and chief compliance officer services for the period ended March 31, 2016, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator. A Trustee of the Trust is an interested person of the Distributor.

5. SHAREHOLDER SERVICING FEES

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Fund may pay a servicing fee at an annual rate of 0.10% of the average daily net assets of the Institutional Class. Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Fund. The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Fund and includes establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request. For the period ended March 31, 2016, the Fund incurred $7,318 in shareholder servicing fees under the Agreement.

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS – CONTINUED
MARCH 31, 2016

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

For the Period
Inception(1) Through
March 31, 2016
Shares sold	5,087,092
Shares issued to holders in reinvestment of dividends	—
Shares redeemed	—
Net increase in shares outstanding	5,087,092

(1) Inception date of the Fund was December 31, 2015.

7. INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the period ended March 31, 2016, the Fund’s most recent fiscal year end, were as follows:

	Purchases	Sales
U.S. Government	$4,856,004	$135,757
Other	$43,927,705	$2,906,354

8. FEDERAL TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Fund and the total cost of securities for federal income tax purposes at March 31, 2016, were as follows:

Aggregate Gross	Aggregate Gross	Net	Federal Income
Appreciation	Depreciation	Appreciation	Tax Cost
$2,514,225	$(41,751)	$2,472,474	$50,351,341

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the differences in tax treatment of wash sales.

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS – CONTINUED
MARCH 31, 2016

At March 31, 2016, components of accumulated earnings on a tax-basis were as follows:

Undistributed	Undistributed	Unrealized	Total Accumulated
Ordinary Income	Long-Term Capital Gains	Appreciation	Earnings
$2,493	$195	$2,472,474	$2,475,162

As of March 31, 2016, the Fund did not have any capital loss carryovers. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable period ended March 31, 2016, the Fund did not defer any qualified late year losses.

There were no distributions made by the Fund for the period ended March 31, 2016.

9. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2016, National Financial Services LLC., for the benefit of its customers, owned 99.89% of the outstanding shares of the Fund.

10. LINE OF CREDIT

The Fund established an unsecured line of credit (“LOC”) in the amount of $5,000,000 or 33.33% of the fair value of the Fund’s investments, whichever is less. The LOC matures, unless renewed on July 28, 2016. This LOC is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The LOC is with the Fund’s custodian U.S. Bank, N.A. Interest is charged at the prime rate. The interest rate as of March 31, 2016, was 3.50%. The Fund has authorized U.S. Bank to charge any of the Fund’s accounts for any missed payments. The Fund did not draw upon the LOC during the period ended March 31, 2016.

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Port Street Institutional Opportunities Fund and
Board of Trustees of Managed Portfolio Series

We have audited the statement of assets and liabilities, including the schedule of investments, of Port Street Institutional Opportunities Fund (the “Fund”), a series of Managed Portfolio Series as of March 31, 2016, and the related statements of operations and changes in net assets and financial highlights for the period December 31, 2015 (commencement of operations) through March 31, 2016. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Port Street Institutional Opportunities Fund as of March 31, 2016, and the results of its operations, changes in its net assets, and the financial highlights for the period December 31, 2015 (commencement of operations) through March 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
May 27, 2016

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Additional Information (Unaudited)
March 31, 2016

Approval Of Investment Advisory Agreement
Port Street Investments, LLC

Approval Of Investment Sub-Advisory Agreements
AMI Asset Management Corp., Aristotle Capital Management, LLC,
Segall Bryant & Hamill, and Vaughan Nelson Investment Management, L.P.

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on November 17-18, 2015, the Trust’s Board of Trustees (“Board”), including all of the Trustees present in person who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“Independent Trustees”), considered and approved the Investment Advisory Agreement between the Trust and Port Street Investments, LLC (“Port Street” or the “Adviser”) regarding the Port Street Institutional Opportunities Fund (the “Fund”) (the “Investment Advisory Agreement”) and the Investment Sub-Advisory Agreements between Port Street and AMI Asset Management Corp. (“AMI”), Aristotle Capital Management, LLC (“Aristotle Capital”), Segall Bryant & Hamill, LLC (“SBH”) and Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”), respectively, (each, a “Sub-Adviser,” and collectively, the “Sub-Advisers”) regarding the Fund (each, an “Investment Sub-Advisory Agreement,” and collectively, the Investment Sub-Advisory agreements) for an initial two-year term. The Fund is a newly organized series of the Trust.

Prior to the meeting, the Trustees received and considered information from Port Street, the Sub Advisers and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the Investment Advisory Agreement and the Investment Sub-Advisory Agreements (“Support Materials”). Before voting to approve the Investment Advisory Agreement and Investment Sub-Advisory Agreements, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for the Trustees’ consideration of the approval of the Investment Advisory Agreement and Investment Sub-Advisory Agreements. This information formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to approve the Investment Advisory Agreement and the Investment Sub-Advisory Agreements, the Trustees considered all factors they believed relevant, including the following: (1) the nature, extent, and quality of the services to be provided by Port Street and each Sub-Adviser with respect to the Fund; (2) the cost of the services provided, the profits realized by Port Street, and the revenue received by each Sub-Adviser, from services rendered to the Trust with respect to the Fund; (3) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (4) the extent to which economies of scale may be realized as the Fund grows, and whether the advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (5) other financial benefits to Port Street and the Sub-Advisers resulting from services to be provided to the Fund. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Based upon the information provided to the Board in the Support Materials, the Board concluded that the overall arrangements between the Trust and Port Street as set forth in the Investment Advisory Agreement and between Port Street and the Sub-Advisers, as set forth in the Investment Sub-Advisory Agreements, as each agreement relates to the Fund, are fair and reasonable in light of the services that Port Street and the Sub-Advisers will perform, the investment advisory fees that each will receive for such services, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. The

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Additional Information (Unaudited) – Continued
March 31, 2016

material factors and conclusions that formed the basis of the Trustees’ determination to approve the Investment Advisory Agreement and the Investment Sub-Advisory Agreements, as each relates to the Fund, are summarized below.

Nature, Extent and Quality of Services Provided. The Trustees considered the scope of services that Port Street will provide under the Investment Advisory Agreement, noting that such services and responsibilities differ from those of the Sub-Advisers, and include but are not limited to the following: (1) providing overall supervisory responsibility for the general management and investment of the Fund’s securities portfolio, including through the use of one or more sub-advisers; (2) investing or overseeing the investment of the Fund’s assets consistent with the Fund’s investment objective and investment policies; (3) allocating most of the Fund’s assets to the Sub-Advisers for investment, overseeing the Sub-Advisers, and evaluating each Sub-Adviser’s performance results; (4) directly managing the portion of the Fund’s assets that the Adviser determines not to allocate to the Sub-Advisers and, with respect to such portion, determining or overseeing the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (5) voting or overseeing the voting of all proxies with respect to the Fund’s portfolio securities; (6) maintaining or overseeing the maintenance of the required books and records for transactions that Port Street and/or the Sub-Advisers effected on behalf of the Fund; and (7) selecting or overseeing the selection of broker-dealers to execute orders on behalf of the Fund. The Trustees noted that Port Street is under common control with Beacon Pointe Advisors, LLC, a registered investment adviser with approximately $8 billion in assets under management (“Beacon Pointe”), and that Port Street’s parent company will provide resources to Port Street in its management of the Fund. The Trustees considered the portfolio management and investment research and analysis experience of the portfolio managers that Port Street would utilize to manage the Fund’s assets, including the allocation of fund assets to Sub-Advisers and the direct management of the remaining assets. The Trustees further considered the portfolio managers’ roles at Beacon Pointe, conducting due diligence on numerous investment advisers, recommending investment advisers to clients, overseeing the investment performance of such investment advisers, and sitting on Beacon Pointe’s Investment Committee, and noted that the Trust and Adviser intend to apply for exemptive relief to allow the Adviser to operate the Fund in a “manager of managers” structure, which will enable the Adviser to terminate and replace a sub-adviser without requesting shareholder approval. The Trustees considered Port Street’s role in assessing each Sub-Adviser’s investment style and historical performance and in allocating the Fund’s assets to each Sub-Adviser and the Adviser on this basis and based on the Fund’s overall investment objective and strategies. After considering all of the information, the Trustees concluded that Port Street had the necessary expertise and resources to both select and manage qualified sub-advisers to provide portfolio management services to the Fund in accordance with the Fund’s investment objective and strategies. The Trustees concluded that they were satisfied with the nature, extent and quality of services that Port Street will provide to the Fund under the Investment Advisory Agreement.

Similar to the review of Port Street, the Trustees considered the scope of distinct services that each of the Sub-Advisers would provide under the respective Investment Sub-Advisory Agreements with respect to the Fund, and subject to the Adviser’s oversight, noting that such services include but are not limited to the following: (1) investing the assets of the Fund consistent with the Fund’s investment objective and investment policies; (2) for the portion of the portfolio that the Adviser allocates to the Sub-Adviser, determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) voting all proxies with respect to the Fund’s portfolio securities for the portion of the portfolio that the Adviser allocated to the Sub-Adviser; (4) maintaining the required books and records for transactions the

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Additional Information (Unaudited) – Continued
March 31, 2016

Sub-Adviser effected on behalf of the Fund; and (5) selecting broker-dealers to execute orders on behalf of the Fund. The Trustees made the following considerations with regard to the individual sub-advisers:

●

The Trustees considered AMI’s assets under management and the investment performance of a composite of accounts that AMI advises with similar investment strategies to those that AMI will utilize with respect to fund assets allocated by the Adviser. The Trustees noted that AMI’s composite generally outperformed its benchmark indices over short and longer term periods. The Trustees also considered the portfolio managers’ significant investment analysis and portfolio management experience. The Trustees concluded that they were satisfied with the nature, extent, and quality of services that AMI will provide to the Fund under the Investment Sub-Advisory Agreement.

●

The Trustees considered Aristotle Capital’s assets under management, the investment performance of a composite of accounts that Aristotle Capital advises with similar investment strategies to those that Aristotle Capital will utilize with respect to fund assets allocated by the Adviser. The Trustees noted that Aristotle Capital’s composite performance was consistent with the performance of its benchmark indices over short and longer term periods. The Trustees also considered the extensive portfolio management experience of Aristotle Capital’s portfolio manager over the course of more than 27 years in the investment industry. The Trustees concluded that they were satisfied with the nature, extent and quality of services that Aristotle Capital will provide to the Fund under the Investment Sub-Advisory Agreement.

●

The Trustees considered SBH’s assets under management and the investment performance of a composite of accounts that SBH advises with similar investment strategies to those that SBH will utilize with respect to fund assets allocated by the Adviser. The Trustees noted that SBH’s composite outperformed its benchmark index over all relevant time periods. The Trustees also considered the significant investment industry experience of SBH’s portfolio managers, particularly in the fixed income space. The Trustees concluded that they were satisfied with the nature, extent and quality of services that SBH will provide to the Fund under the Investment Sub-Advisory Agreement.

●

The Trustees considered Vaughn Nelson’s assets under management, the investment performance of a composite of accounts that Vaughn Nelson advises with similar investment strategies to those that Vaughn Nelson will utilize with respect to fund assets allocated by the Adviser. The Trustees noted that Vaughn Nelson’s composite generally outperformed its benchmark index over short and longer term periods. The Trustees also considered the extensive investment management, investment research, and financial analysis experience of Vaughn Nelson’s portfolio managers, which ranges from 14 to 23 years. The Trustees concluded that they were satisfied with the nature, extent and quality of services that Vaughn Nelson will provide to the Fund under the Investment Sub-Advisory Agreement.

Cost of Advisory Services and Profitability. The Trustees considered the proposed annual management fee that the Fund will pay to Port Street under the Investment Advisory Agreement in the amount of 0.85% of the Fund’s average annual daily net assets, as well as Port Street’s profitability analysis (12 month pro-forma) for services that Port Street will render to the Fund. In that regard, the Trustees noted that Port Street expects to subsidize the cost of all shareholder services (other than transfer agency fees) and distribution services rendered to the Fund which exceed the projected shareholder servicing fees paid by the Fund. The Trustees noted that the management fees Port Street charges to separately managed accounts with similar investment strategies to those of the Fund appear to be in line with the advisory fee for the Fund. The Trustees also noted

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Additional Information (Unaudited) – Continued
March 31, 2016

that Port Street had contractually agreed, for a period of at least one year from the effective date of the Fund’s prospectus, to reduce its management fees and reimburse the Fund for its operating expenses to the extent necessary to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, brokerage commissions, leverage, interest, taxes and extraordinary expenses) do not exceed 1.25% of the average daily net assets of the Fund’s Institutional Class. In reviewing the Fund’s fees and total expense structure, the Trustees took into account the Fund’s multiple sub-adviser structure, noting that Port Street would pay each of the Sub-Advisers out of its own advisory fees, and that the Fund would not be directly responsible for payment of any sub-advisory fees. The Trustees concluded that Port Street’s service relationship with the Fund is projected to provide Port Street with a reasonable profit, contingent upon the Fund gathering a sufficient level of assets.

The Trustees also considered the annual sub-advisory fees that Port Street will pay to the Sub-Advisers under the respective Investment Sub-Advisory Agreements. The Trustees noted that because the sub-advisory fees will be paid by Port Street and not by the Fund, the overall advisory fee paid by the Fund is not directly affected by the sub-advisory fees paid to the Sub-Advisers. Consequently, the Trustees did not consider the costs of services provided by each of the Sub-Advisers or their profitability from their relationship with the Fund because the Trustees did not consider these factors as relevant. Based on all these factors, the Trustees concluded that the sub-advisory fees were reasonable in light of the services to be provided by the Sub-Advisers:

●

The Trustees noted that the management fees AMI charges to other accounts with similar investment strategies to the portion of the Fund that AMI anticipates managing are generally comparable to the proposed sub-advisory fee, depending on asset levels. With respect to profitability, the Trustees considered that Port Street will compensate AMI from its advisory fee. The Trustees concluded that AMI’s service relationship with Port Street with respect to the Fund may provide AMI with a reasonable positive revenue flow.

●

The Trustees noted that the management fees Aristotle Capital charges to other accounts with similar investment strategies to the portion of the Fund that Aristotle Capital anticipates managing are generally consistent with or higher than the proposed sub-advisory fee, based on the Fund’s projected asset level, the portion of fund assets that Aristotle Capital anticipates managing, and taking into account the fund’s lower investment minimums. The Trustees also noted the sub-advisory fee Aristotle Capital receives from another mutual fund that utilizes a similar investment strategy is greater than Aristotle Capital’s proposed sub-advisory fee with respect to the Fund. The Trustees finally noted that the proposed sub-advisory fee is in alignment with the fees for other accounts Aristotle Capital manages for Beacon Pointe. With respect to profitability, the Trustees considered that Port Street will compensate Aristotle Capital from its advisory fee. The Trustees concluded that Aristotle Capital’s service relationship with Port Street with respect to the Fund may provide Aristotle Capital with a reasonable positive revenue flow.

●

The Trustees noted that the management fees SBH charges to other accounts with similar investment strategies to the portion of the Fund that SBH anticipates managing are generally consistent with or higher than the proposed sub-advisory fee, based on the Fund’s projected asset level and the portion of fund assets that SBH anticipates managing. With respect to profitability, the Trustees considered that Port Street will compensate SBH from its advisory fee. The Trustees concluded that SBH’s service relationship with Port Street with respect to the Fund may provide SBH with a reasonable positive revenue flow.

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Additional Information (Unaudited) – Continued
March 31, 2016

●

The Trustees noted that the management fees Vaughn Nelson charges to other accounts with similar investment strategies to the portion of the Fund that Vaughn Nelson anticipates managing are generally consistent with the proposed sub-advisory fee, depending on asset levels. The Trustees also noted the sub-advisory fees Vaughn Nelson receives from other mutual funds that utilize a similar investment strategy as that of the Fund are less than the proposed sub-advisory fee with respect to the Fund. The Trustees considered, however, that the extent of services Vaughn Nelson expects to provide to the Fund are greater than the sub-advisory services it provides to such other mutual funds. With respect to profitability, the Trustees considered that Port Street will compensate Vaughn Nelson from its advisory fee. The Trustees concluded that Vaughn Nelson’s service relationship with Port Street with respect to the Fund provides Vaughn Nelson with a reasonable positive revenue flow.

Comparative Fee and Expense Data. The Trustees considered a comparative analysis of contractual expenses that the Fund will bear and those of funds in the same Morningstar benchmark category. The Trustees noted that the Fund’s proposed management fee was higher than the average and median management fees reported for the benchmark category. They also considered that the total expenses of the Fund (after management fee waivers and operating expense reimbursements) were higher than the average and median total expenses reported for the benchmark category. The Trustees noted, however, that the average net assets of funds comprising the benchmark category were significantly higher than the anticipated assets of the Fund. While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Port Street’s proposed advisory fee and the portion of such fee that it allocates to the Sub-Advisers are reasonable.

Economies of Scale. The Trustees considered whether the Fund would benefit from any economies of scale, and noted that the proposed investment advisory fee for the Fund does not contain breakpoints. The Trustees took into account the fact that Port Street had agreed to consider advisory fee and sub-advisory fee breakpoints in the future in response to asset growth in the Fund, but had expressed reservation about doing so at the present time because of the Fund’s multiple sub-adviser structure. The Trustees noted that the Fund is newly organized and that, given projected asset levels, an increase in assets would most likely not lead to a correspondingly proportionate decrease in the level of advisory services that Port Street would need to provide to the Fund for the foreseeable future. The Trustees concluded that it is not necessary to consider the implementation of fee breakpoints at this time, but committed to revisit this issue in the future as circumstances change and asset levels increase.

Other Benefits. The Trustees noted that Port Street does not expect to utilize soft dollar arrangements, but that the Sub-Advisers may, and considered the extent to which the Sub-Advisers expect to utilize soft dollar arrangements with respect to the Fund’s portfolio transactions. The Trustees further noted that affiliated brokers will not be used to execute the portfolio transactions of the Fund. The Trustees concluded that Port Street and the Sub-Advisers will not receive any other material financial benefits from services rendered to the Fund.

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Additional Information (Unaudited)
March 31, 2016

TRUSTEES AND OFFICERS

		Term of Office	Number of	Principal Occupation(s)	Other Directorships
Name, Address	Position(s) Held	and Length of	Portfolios in Trust	During the Past	Held by Trustee During
and Age	with the Trust	Time Served	Overseen by Trustee	Five Years	the Past Five Years
Independent Trustees
Leonard M. Rush, CPA 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1946	Lead Independent Trustee and Audit Committee Chairman	Indefinite Term; Since April 2011	36	Retired, Chief Financial Officer, Robert W. Baird & Co. Incorporated (2000-2011).	Independent Trustee, ETF Series Solutions (13 Portfolios) (2012-Present); Director, Anchor Bancorp Wisconsin, Inc. (2011-2013)

David A. Massart 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1967	Trustee and Valuation Committee Chairman	Indefinite Term; Since April 2011	36	Co-Founder and Chief Investment Strategist, Next Generation Wealth Management, Inc. (2005-present).	Independent Trustee, ETF Series Solutions (13 Portfolios) (2012-Present)

David M. Swanson 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	Trustee	Indefinite Term; Since April 2011	36	Founder and Managing Principal, SwanDog Strategic Marketing, LLC (2006-present); Executive Vice President, Calamos Investments (2004-2006).	Independent Trustee, ALPS Variable Investment Trust (8 Portfolios) (2006-Present); Independent Trustee, RiverNorth Opportunities Closed-End Fund (2015-Present)

Interested Trustee
Robert J. Kern* 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1958	Chairman, and Trustee	Indefinite Term; Since January 2011	36	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-present).	None

*	Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Additional Information (Unaudited) – Continued
March 31, 2016

TRUSTEES AND OFFICERS

		Term of Office	Number of	Principal Occupation(s)	Other Directorships
Name, Address	Position(s) Held	and Length of	Portfolios in Trust	During the Past	Held by Trustee During
and Age	with the Trust	Time Served	Overseen by Trustee	Five Years	the Past Five Years
Officers
James R. Arnold 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	President and Principal Executive Officer	Indefinite Term, Since January 2011	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A

Deborah Ward 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1966	Vice President, Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite Term, Since January 2013	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A

Brian R. Wiedmeyer 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1973	Treasurer and Principal Financial Officer	Indefinite Term; Since January 2011	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2005-present).	N/A

Jeanine M. Bajczyk, Esq. 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1965	Secretary	Indefinite Term; Since August 2015	N/A	Senior Vice President and Counsel, U.S. Bancorp Fund Services, LLC (2006-present).	N/A

Mark Quade, Esq. 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1982	Assistant Secretary	Indefinite Term; Since June 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2013-present); Law Clerk, U.S. Bancorp (2012-2013); Graduate, University of Minnesota Law School (2010-2013).	N/A

Ryan L. Roell 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1973	Assistant Treasurer	Indefinite Term; Since September 2012	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2005-present)	N/A

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Additional Information (Unaudited)
March 31, 2016

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-855-369-6220.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-369-6220. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-855-369-6220, or (2) on the SEC’s website at www.sec.gov.

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Privacy Notice – (Unaudited)

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund. If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

INVESTMENT ADVISER
Port Street Investments, LLC
24 Corporate Plaza, Suite 150
Newport Beach, CA 92660

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Bernstein, Shur, Sawyer & Nelson, P.A.
100 Middle Street
Portland, ME 04104

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-855-369-6220.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including reviewing the Funds’ tax returns and distribution calculations. There were no “other services” provided by the principal accountant. For the fiscal years ended March 31, 2016 and March 31, 2015, the Fund’s principal accountant was Cohen Fund Audit Services. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2016	FYE 3/31/2015
Audit Fees	$29,000	$13,500
Audit-Related Fees	$0	$0
Tax Fees	$5,000	$2,500
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

	FYE 3/31/2016	FYE 3/31/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the past year. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2016	FYE 3/31/2015
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a- 3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Managed Portfolio Series

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	June 6, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	June 6, 2016

By (Signature and Title)*	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date	June 6, 2016

* Print the name and title of each signing officer under his or her signature.